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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 4, 2002


                            KOPPERS INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   1-12716                  25-1588399
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


           436 Seventh Avenue, Pittsburgh, Pennsylvania            15219
           --------------------------------------------          ----------
             (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (412) 227-2001

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Item 5.   Other Events.

         On December 5, 2002, Koppers Industries, Inc. issued a press release regarding an investigation of industry competitive practices concerning pitch, creosote and napthalene. See Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          99.1     Press Release dated December 5, 2002

                                  Page 2 of 5

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KOPPERS INDUSTRIES, INC.


                                By:   /s/ Donald E. Davis
                                      ---------------------
                                      Donald E. Davis
                                      Vice President and Chief Financial Officer

Dated:  December 5, 2002

                                  Page 3 of 5

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                                  EXHIBIT INDEX

         99.1       Press Release dated December 5, 2002

                                  Page 4 of 5